Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prosper Marketplace, Inc. (“PMI”) on Form 10-Q for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of PMI certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PMI.

Date: August 15, 2016	/s/ Aaron Vermut
Aaron Vermut
Chief Executive Officer of Prosper Marketplace, Inc.
(principal executive officer)

/s/ David Kimball
David Kimball
Principal Financial and Accounting officer of Prosper Marketplace, Inc.